SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 22, 2008 (July 21, 2008)

STEEL DYNAMICS, INC.

(Exact name of registrant as specified in its charter)

Indiana	0-21719	35-1929476
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

6714 Pointe Inverness Way, Suite 200, Fort Wayne, Indiana 46804

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  260-969-3500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Conditions

On July 21, 2008, Steel Dynamics, Inc. issued a press release titled “Steel Dynamics Reports Record Sales and Earnings for Second Quarter and First Half of 2008” containing information about the company’s results of operations for the three and six month periods ended June 30, 2008.  The full text of the press release, together with related unaudited financial information and statistics, is furnished herewith and attached hereto as Exhibit 99.1

Item 9.01.  Financial Statements and Exhibits

( c )         Exhibits.

Exhibit Number	Description
99.1	A press release dated July 21, 2008 titled “Steel Dynamics Reports Record Sales and Earnings for the Second Quarter and First Half of 2008.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereto duly authorized.

STEEL DYNAMICS, INC.

/s/ Theresa E. Wagler

Date: July 22, 2008	By:	Theresa E. Wagler
	Title:	Chief Financial Officer